GOLDMAN SACHS TRUST

Goldman Sachs CORESM Domestic Equity Funds

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

GOLDMAN SACHS CORE U.S. EQUITY FUND
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Class A, B and C Shares

Institutional Shares

Service Shares

Supplement Dated December 15, 2005 to the

Prospectuses Dated January 1, 2005

Effective December 30, 2005, the names of the Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, and Goldman Sachs CORE Small Cap Equity Fund are being changed to the Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, and Goldman Sachs Structured Small Cap Equity Fund (the “Funds”), respectively. These name changes will not affect the Funds’ investment objectives, policies, strategies, practices or limitations.

CORESTCK 12-05 535874